Lawsuit	12 Months Ended
Dec. 31, 2014
Commitments and Contingencies Disclosure [Abstract]
Lawsuit

8. Lawsuit

On December 13, 2013, the Company entered into a share exchange agreement (the “Agreement”) with EuroGas, Inc., a company incorporated in the state of Utah, and EuroGas AG, a company incorporated in Switzerland. Under the terms of the Agreement, the Company would acquire 240,000,000 common shares of EuroGas AG, representing approximately 26% of the issued and outstanding common shares, and pay $5,000,000 within 9 months of the closing date of the Agreement, in exchange for the issuance of 348,000,000 common shares of the Company.  The transaction would result in the shareholders of EuroGas Inc. and EuroGas AG holding more than 50% of the issued and outstanding common shares of the Company.

On January 13, 2014, the Company amended the terms of the December 13, 2013 agreement to include proceeds of 20% of any settlement liability EuroGas Inc. and EuroGas AG receives in its current litigation against the Slovak Republic.

On May 13, 2014, the Company further amended the terms of the December 13, 2013 agreement (the “Second Amendment”). Pursuant to the Second Amendment the Company would receive $100,000 (received) in exchange for the issuance of 69,000,000 common shares (issued) of the Company and the remaining 279,000,000 common shares of the Company to be issued by June 13, 2014 in exchange for 240,000,000 common shares of EuroGas AG and payment of $400,000 to the Company with further payments to the Company of $500,000 on or before August 30, 2014, and the final payment of $4,000,000 on or before October 31, 2014.

On August 21, 2014, the Company filed a lawsuit against EuroGas, Inc., EuroGas AG and ZB Capital, AG as well as an injunction against these parties, their agents, or anyone associated from redeeming the share certificate and trading, selling, transferring or pledging the common shares issued.

On November 19, 2014, the parties entered into an Extension Agreement whereby the Company would dismiss the lawsuit and release the share certificate to ZB Capital AG within ten days of the Effective Date and EuroGas, Inc. and EuroGas AG would remit a single payment of $400,000 to the Company on or before January 2, 2015. The parties also agreed to revise the payment date for the remaining $4,500,000 financing to a date on or before 120 for the Effective Date of the agreement and that all other terms and conditions of the original agreement and the amendments would remain the same. On signing the agreement the Company recorded a receivable for the $400,000 amount owing and a corresponding gain on settlement of debt.

As at December 31, 2014, the Company had not received the $400,000 owing from EuroGas, Inc. and recorded an allowance to offset the amount receivable along with a corresponding loss on settlement of debt.

Subsequent to year end the Company refiled its lawsuit against EuroGas, Inc., EuroGas AG, and ZB Capital AG.